Confidential Portions of this Document Have Been

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[***] symbolizes language omitted pursuant to an application for Confidential Treatment.

Exhibit 10.26

DMSS5100 SOFTWARE AGREEMENT

This DMSS5100 Software Agreement (the “Agreement”) is entered into as of December 5, 2002 (the “Effective Date”), by and between QUALCOMM Incorporated, a Delaware corporation (“QUALCOMM”) and Axesstel, Inc., a California corporation (“LICENSEE”).

RECITALS

WHEREAS, QUALCOMM and LICENSEE have entered into that certain Subscriber Unit License Agreement dated November 14, 2000 as amended by the Amendment to Subscriber Unit License Agreement dated December 27, 2000, the Amendment to Subscriber Unit License Agreement dated February 28, 2001 and the Modem Card Amendment to Subscriber Unit License Agreement dated March 8, 2002 (collectively, the “License Agreement”), pursuant to which QUALCOMM granted LICENSEE a license under certain QUALCOMM intellectual property to develop, manufacture and sell certain Code Division Multiple Access (“CDMA”) subscriber equipment; and

WHEREAS, in accordance with the terms and conditions of this Agreement, QUALCOMM is willing to deliver a copy of the Software (as defined below) to LICENSEE; and

WHEREAS, LICENSEE desires to receive a copy of the Software for its use in accordance with the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, the parties, in consideration of the mutual promises set forth herein, agree as follows:

1. DEFINITIONS. The following capitalized terms shall have the meanings set forth below:

“Affiliate” has the meaning given to it in the License Agreement.

“CDMA ASICs” means QUALCOMM’s 5100 mobile station modem (MSM) CDMA application specific integrated circuits.

“CDMA Modem Cards” has the meaning given to it in the License Agreement.

“LICENSEE” means Axesstel, Inc., a California corporation.

“Party” means QUALCOMM or LICENSEE and “Parties” means QUALCOMM and LICENSEE.

“QUALCOMM” means QUALCOMM Incorporated.

Confidential Portions of this Document Have Been

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[***] symbolizes language omitted pursuant to an application for Confidential Treatment.

“Software” means the object code and source code for the Dual-Mode Subscriber Station Software designed for use with QUALCOMM’s MSM5100 version of the CDMA ASIC, as described more fully in Exhibit A of this Agreement.

2. SOFTWARE.

2.1 Delivery of Software. QUALCOMM shall make commercially reasonable efforts to deliver the Software within 10 days after receipt of the initial payment installment (as described below in Section 2.2). For a period ending [***] after the Effective Date (the “Standard Support Period”), QUALCOMM shall deliver bug fix updates to the Software that it generally makes available to other Software licensees. At LICENSEE’s request [***], QUALCOMM shall continue to provide Software support for the [***] period immediately following the expiration of the Standard Support Period.

2.2 Payment for Software. In consideration for the delivery of the Software and the rights granted to LICENSEE under Section 3 of this Agreement to use the Software, LICENSEE shall pay to QUALCOMM [***]

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3. RIGHT TO USE. LICENSEE may use the Software solely to develop, manufacture, sell, upgrade and repair CDMA Modem Cards which incorporate QUALCOMM’S CDMA ASIC in accordance with and subject to the terms and conditions of the License Agreement, including the payment of royalties on CDMA Modem Cards. As reasonably necessary to develop, manufacture, sell, upgrade and repair CDMA Modem Cards accordance with and subject to the terms and conditions of the License Agreement, LICENSEE shall have the right to (i) alter, modify, translate or adapt the Software or create derivative works based thereon; (ii) use or copy the Software for archival purposes, and (iii) sublicense the object code only of the Software or derivative works solely when embedded in CDMA Modem Cards which incorporate QUALCOMM’s CDMA ASIC in conjunction with the sale of such CDMA Modem Cards in accordance with and subject to the terms and conditions of the License Agreement. LICENSEE shall have no right to sublicense, transfer or otherwise disclose the Software in source code form to any third party (other than Affiliates of LICENSEE in accordance with Section 10). Except as expressly permitted above, LICENSEE shall not use the Software for any other purpose. QUALCOMM retains all ownership rights in and to the Software and derivative works and nothing herein shall be deemed to grant any right to LICENSEE under any of QUALCOMM’s patents (such rights, if any, being granted only under the terms of the License Agreement).

4. WARRANTIES. QUALCOMM MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE OR ANY OTHER INFORMATION OR DOCUMENTATION PROVIDED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR AGAINST INFRINGEMENT, OR ANY EXPRESS OR IMPLIED WARRANTY ARISING OUT OF TRADE USAGE OR OUT OF A COURSE OF DEALING OR COURSE OF PERFORMANCE. NOTHING CONTAINED IN THIS AGREEMENT SHALL BE CONSTRUED AS (a) A WARRANTY OR REPRESENTATION

Confidential Portions of this Document Have Been

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[***] symbolizes language omitted pursuant to an application for Confidential Treatment.

BY QUALCOMM AS TO THE VALIDITY OR SCOPE OF ANY PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHT OR (b) A WARRANTY OR REPRESENTATION BY QUALCOMM THAT ANY MANUFACTURE OR USE WILL BE FREE FROM INFRINGEMENT OF PATENTS, COPYRIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF OTHERS, AND IT SHALL BE THE SOLE RESPONSIBILITY OF LICENSEE TO MAKE SUCH DETERMINATION AS IS NECESSARY WITH RESPECT TO THE ACQUISITION OF LICENSES UNDER PATENTS AND OTHER INTELLECTUAL PROPERTY OF THIRD PARTIES.

5. INTELLECTUAL PROPERTY. This Agreement does not convey to LICENSEE any intellectual property rights in the Software, including but not limited to any rights under any patent, trademark, copyright, or trade secret. Except as expressly provided in this Agreement, LICENSEE may not use or sublicense Software, alone or in combination with other software or products, without a separate license from QUALCOMM under all applicable patents, copyrights and trademarks. LICENSEE’s use and sale of any CDMA Modem Card incorporating QUALCOMM’s CDMA ASIC and all or any part of the Software shall be solely in accordance with the terms and conditions of the License Agreement. This Agreement shall not modify or abrogate LICENSEE’s obligations under the License Agreement, including but not limited to LICENSEE’s obligation to pay all royalties specified thereunder for use of any licensed QUALCOMM intellectual property (including the Software), and shall not expand or alter LICENSEE’s rights thereunder. Neither the delivery of any Software, nor any provision of this Agreement shall be construed to grant to LICENSEE either expressly, by implication or by way of estoppel, any license under any patents or other intellectual property rights of QUALCOMM covering or relating to any other product or invention or any combination of Software with any other product.

6. REPRESENTATION REGARDING USE. LICENSEE hereby represents and warrants to QUALCOMM that the Software will be used by LICENSEE solely to develop CDMA Modem Cards which incorporate QUALCOMM’s CDMA ASIC for manufacture and sale subject to and in accordance with the License Agreement, including the payment of the royalty contained therein.

7. TERM AND TERMINATION.

7.1 Termination of License Agreement. This Agreement shall commence on the Effective Date and shall, unless earlier terminated, continue until any termination of the License Agreement.

7.2 Termination by Either Party. This Agreement may be terminated by a party which is not in material breach hereunder, by written notice to the other party, following the occurrence of any material breach by such other Party of any material provision of this Agreement, which material breach is (if capable of being cured) not cured within thirty (30) days after receipt of such notice.

7.3 Remedies on Termination. In the event of any termination of this Agreement, LICENSEE shall immediately (i) return to QUALCOMM the Software, and any copies or

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[***] symbolizes language omitted pursuant to an application for Confidential Treatment.

updates thereof and (ii) cease using, or permitting to be used, the Software and any adaptation, modification, derivation or translation thereof, except that no termination hereof shall cause the termination of any existing sublicense to any purchaser of LICENSEE’s CDMA Modem Cards incorporating the Software or any adaptation, modification, derivation or translation thereof. Any termination or expiration of this Agreement under this Section 7 shall not relieve LICENSEE from its liability for payment of the Up-Front Fee and shall not prejudice the right to recover any sums due or accrued at the time of such termination or expiration (including the full amount of the Up-Front Fee) and shall not prejudice any cause of action or claim accrued or to accrue on account of any breach or default. No termination hereunder shall limit the rights of LICENSEE to sell those CDMA Modem Cards in inventory or in process at the time of termination, subject to payment of the royalty applicable to the sale of such CDMA Modem Cards under the License Agreement and continued compliance with the other provisions of this Agreement and the License Agreement.

8. TAXES. All amounts stated herein and/or required to be paid hereunder are stated in, and shall be paid in, U.S. Dollars. The prices do not include any applicable sales, use, excise and/or withholding taxes (except as indicated below with regard to withholding of income or profits taxes); customs duties; fees; freight, insurance and delivery charges; or any other taxes, fees, or charges. All taxes, fees and other charges imposed in conjunction with the Software shall be paid directly by LICENSEE. In the event QUALCOMM pays any such fees, taxes, or charges, LICENSEE shall promptly reimburse QUALCOMM therefor. Notwithstanding the foregoing, in the event sums payable under this Agreement become subject to income or profits taxes under the tax laws of any country and applicable treaties between the United States and such country, LICENSEE may, if and to the extent required by law, withhold from each payment the amount of said income or profits taxes due and required to be withheld of each payment. LICENSEE will furnish and make available to QUALCOMM relevant receipts regarding the payment of any country taxes paid over to any country’s government on behalf of QUALCOMM. Such tax receipts will clearly indicate the amounts that have been withheld from the gross amounts due to QUALCOMM.

9. LIMITATION OF LIABILITY

9.1 IN NO EVENT SHALL QUALCOMM BE LIABLE TO LICENSEE AND ITS AFFILIATES FOR ANY INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, INCLUDING BUT NOT LIMITED TO ANY LOST PROFITS, LOST SAVINGS, OR OTHER INCIDENTAL DAMAGES, ARISING OUT OF THE USE OR INABILITY TO USE, OR THE DELIVERY OR FAILURE TO DELIVER, ANY OF THE SOFTWARE, EVEN IF QUALCOMM HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING LIMITATION OF LIABILITY SHALL REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF WHETHER LICENSEE’S REMEDIES HEREUNDER ARE DETERMINED TO HAVE FAILED OF THEIR ESSENTIAL PURPOSE.

9.2 IN ADDITION TO SECTION 9.1, THE ENTIRE LIABILITY OF QUALCOMM, AND THE SOLE AND EXCLUSIVE REMEDY OF LICENSEE, FOR ANY CLAIM OR CAUSE OF ACTION ARISING HEREUNDER (WHETHER IN CONTRACT,

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TORT, OR OTHERWISE) SHALL NOT EXCEED THE UP-FRONT FEE PAID FOR THE SOFTWARE WHICH IS THE SUBJECT OF SUCH CLAIM OR CAUSE OF ACTION.

10. RESTRICTIONS ON DISCLOSURE AND USE. All documentation and technical and business information and intellectual property in whatever form recorded that a Party does not wish to disclose without restriction (“Information”) shall remain the property of the furnishing Party and may be used by the receiving Party only as follows. Such Information (a) shall not be reproduced or copied, in whole or part, except for use as expressly authorized in this Agreement; (b) shall, together with any full or partial copies thereof, be returned or destroyed when no longer needed or upon any termination of this Agreement; and (c) shall be disclosed only to employees or agents of a Party and Affiliates of a Party, all with a need to know. Such Affiliates or agents shall enter into a nondisclosure agreement with the receiving Party setting forth the obligations substantially equal to those herein prior to the disclosure of information by receiving Party to such Affiliates or agents. Moreover, such Information shall be used by the receiving Party only for the purposes contemplated under this Agreement or in the exercise of its rights it may receive expressly under the provisions of this Agreement. Unless the furnishing Party consents in this Agreement or otherwise in writing, such Information shall be held in strict confidence by the receiving Party. The receiving Party may disclose such Information to other persons, upon the furnishing Party’s prior written authorization, but solely to perform acts which this clause expressly authorizes the receiving Party to perform itself and further provided such other person agrees in writing (a copy of which writing will be provided to the furnishing Party at its request) to the same conditions respecting use of Information contained in this clause and to any other reasonable conditions requested by the furnishing Party. These restrictions on the use or disclosure of Information shall not apply to any Information: (i) which can be proven to be or have been independently developed by the receiving Party or lawfully received free of restriction from another source having the right to so furnish such Information; or (ii) after it has become generally available to the public without breach of this Agreement by the receiving Party; or (iii) which at the time of disclosure to the receiving Party was known to such Party free of restriction and clearly evidenced by documentation in such Party’s possession; or (iv) which the disclosing Party agrees in writing is free of such restrictions.

11. SCOPE OF INFORMATION. Information is subject to Section 10 whether delivered orally or in tangible form and without regard to whether it has been identified or marked as confidential or otherwise subject to Section 10. Each Party agrees to use its best efforts to mark or otherwise identify proprietary all Information they desire to be subject to the terms of these provisions before furnishing it to the other Party. And, upon request, a Party shall promptly identify whether specified information must be held by the requesting Party subject to Section 10. Information which is delivered orally may be summarized in writing by the disclosing Party and delivered to the receiving Party within forty-five (45) days after disclosure thereof.

12. ASSIGNMENT. LICENSEE shall not assign this Agreement or any right or interest under this Agreement, nor delegate any obligation to be performed under this Agreement to any third party without QUALCOMM’s prior written consent, which consent shall not be unreasonably withheld. Any attempted assignment in contravention of this Section 12 shall be void.

Confidential Portions of this Document Have Been

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[***] symbolizes language omitted pursuant to an application for Confidential Treatment.

13. APPLICABLE LAW. This Agreement is made and entered into in the State of California and shall be governed by and construed and enforced in accordance with the laws of the State of California, excluding the U.N. Convention on International Sale of Goods, without regard to conflict of laws principles. Any dispute, claim or controversy arising out of or relating to this Agreement, or the breach or validity hereof, shall be adjudicated only by a court of competent jurisdiction in the county of San Diego, State of California, and each Party hereby consents to the personal jurisdiction of such courts for that purpose. In the event of any proceeding to enforce the provisions of this Agreement, the prevailing Party (as determined by the court) shall be entitled to reasonable attorneys’ fees as fixed by the court.

14. FORCE MAJEURE. Neither Party shall be in default or liable for any loss or damage resulting from delays in performance or from failure to perform or comply with terms of this Agreement (other than the obligation to make payments, which shall not be affected by this provision) due to any causes beyond its reasonable control, which causes include but are not limited to Acts of God or the public enemy; riots and insurrections; war; fire; strikes and other labor difficulties (whether or not the Party is in a position to concede to such demands); embargoes; judicial action; lack of or inability to obtain export permits or approvals, necessary labor, materials, energy, components or machinery; and acts of civil or military authorities.

15. LATE CHARGE. Each Party may charge the other a late charge, with respect to any amounts that the other owes hereunder and fails to pay on or before the due date, in an amount equal to [***], or the maximum amount permitted by law.

16. MISCELLANEOUS PROVISIONS. No addition or modification of the Agreement shall be effective unless made in writing and signed by the respective representatives of QUALCOMM and LICENSEE. Any delay or failure to enforce at any time any provision of the Agreement shall not constitute a waiver of the right thereafter to enforce each and every provision thereof. If any of the provisions of the Agreement is determined to be invalid, illegal, or otherwise unenforceable, the remaining provisions shall remain in full force and effect. The Parties’ rights and obligations which by their sense and context are intended to survive any termination or expiration of this Agreement shall so survive, including but not limited to Sections 4, 5, 6, 9, 10, 11 and 13 hereof.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first set forth above.

QUALCOMM Incorporated		LICENSEE

By:	/s/ JAMES P. LEDERER	By:	/s/ SATORU YUKIE
	JAMES P. LEDERER		SATORU YUKIE
Title:	VP, FINANCE, QCT	Title:	CEO

Confidential Portions of this Document Have Been

Redacted and Filed Separately with the Commission.

[***] symbolizes language omitted pursuant to an application for Confidential Treatment.

Exhibit A

“DMSS5100 Software”

Dual-Mode Subscriber Station (DMSS) 5100 Software: The DMSS5100 Software controls the operation of QUALCOMM’s Subscriber Unit Reference board incorporating QUALCOMM’s MSM5100 CDMA ASIC. The DMSS5100 Software will contain the following features and is designed to operate generally in accordance with the Telecommunications Industry Association’s IS-95A/B standard and IS-2000 Release 0 (with Ballot resolution version of the Addendum):

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[***] symbolizes language omitted pursuant to an application for Confidential Treatment.

EXHIBIT A-1

RUIM/UTK Software Enhancements

The RUIM/UTK 5100 Software shall be delivered in a single release, as follows:

1. The RUIM/UTK 5100 Software contains the following features and, together with the Software, is designed to operate generally in accordance with the Telecommunications Industry Association’s IS-95A/B cellular standard:

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DMSS5105 Software Amendment To

DMSS5100 Software Agreement

QUALCOMM Incorporated, a Delaware corporation (“QUALCOMM”), and Axesstel, Inc., a California corporation (“LICENSEE”) hereby agree to amend that certain DMSS5100 Software Agreement dated December 5, 2002, (the “DMSS5100 Agreement”) as follows:

1. Definitions. Unless otherwise specified herein, capitalized terms shall have the meanings specified in the DMSS5100 Agreement. The following additional terms shall have the meanings specified below.

“DMSS5105 SW” means the object code and source code for the Dual-Mode Subscriber Station Software designed for use with QUALCOMM’s MSM5105 version of the CDMA ASIC, as described more fully in Exhibit A of this Amendment.

2. Definition of Software. As of the Amendment Effective Date, the definition of “Software” in the DMSS5100 Agreement shall be extended to include the DMSS5105 SW for the purpose of all Sections of the DMSS5100 Agreement except Section 2 and Exhibits A and A-1.

3. Delivery of Software. QUALCOMM shall deliver the DMSS5105 SW to LICENSEE within ten (10) days after receipt of the software payment set forth in Item 4 below. For a period ending [***] after the Amendment Effective Date (the “Standard Support Period”), QUALCOMM shall deliver bug fixes and updates to the Software that it generally makes available to other DMSS5105 SW licensees. At LICENSEE’s request [***], QUALCOMM shall continue to provide DMSS5105 SW support for the [***] period immediately following the expiration of the Standard Support Period.

4. Payment of Software. In consideration for the delivery of the DMSS5105 SW and the rights granted to LICENSEE under Section 3 of this Amendment to use the DMSS5105 SW, LICENSEE shall pay to QUALCOMM [***].

5. No Other Amendment Or Modification. Except as expressly set forth in this Amendment, the DMSS5100 Agreement remains in full force and effect without modification. The terms and conditions of this Amendment and the DMSS5100 Agreement shall not be modified or amended except by a writing signed by authorized representatives of both Parties.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of April 29, 2003, (the “Amendment Effective Date”).

QUALCOMM Incorporated		Axesstel, Inc.

Print Name: JAMES P. LEDERER		Print Name: SATORU YUKIE

By:	/s/ JAMES P. LEDERER	By:	/s/ SATORU YUKIE
Title:	VP, FINANCE, QCT	Title:	CEO

Confidential Portions of this Document Have Been

Redacted and Filed Separately with the Commission.

[***] symbolizes language omitted pursuant to an application for Confidential Treatment.

Exhibit A

“DMSS5105 Software”

Dual-Mode Subscriber Station (DMSS) 5105 Software: The DMSS5105 Software controls the operation of QUALCOMM’s Subscriber Unit Reference board incorporating QUALCOMM’s MSM5105 CDMA ASIC. The DMSS5105 Software will contain the following features and be designed to operate generally in accordance with the Telecommunications Industry Association’s IS-95A/B standard and IS 2000 Release 0 (with Ballot resolution version of the Addendum):

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